Pax World Funds Series Trust I

Supplement dated December 5, 2016
to the Prospectus and Statement of Additional Information dated April 1, 2016

Effective December 12, 2016, the Prospectus will be amended, as follows:

PROSPECTUS

The table entitled “Shareholder Fees (Fees Paid Directly From Your Investment)” is replaced in its entirety with the following:

Shareholder Fees (Fees Paid Directly From Your Investment)

	Institutional Class	Individual Investor Class	Class R
Wire Redemption Fee	$10.00	$10.00	$10.00
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment):
Management Fee[2]	0.05%	0.05%	0.05%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%	0.50%
Acquired Fund Fees and Expenses[3]	0.62%	0.62%	0.62%
Other Expenses[2]	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.67%	0.92%	1.17%

Contractual Reimbursement[4]	-0.01%	-0.01%	-0.01%
Net Annual Fund Operating Expenses	0.66%	0.91%	1.16%

[2]
Management fees and Other Expenses shown have been restated to reflect changes in the Fund’s investment advisory agreement expected to be effective on or about December 12, 2016.  The management fee is a unified fee that includes all of the operating costs and expenses of the Fund (other than taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions, distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, acquired fund fees and expenses and extraordinary expenses), including accounting expenses, administrator, transfer agent and custodian fees, Fund legal fees and other expenses.

[3]	Acquired Fund Fees and Expenses represent expenses indirectly borne by the Fund through its investment in other investment companies.
[4]	The Adviser has contractually agreed to waive 0.01% of its advisory fee. This arrangement will continue in effect until at least December 31, 2017 unless modified or terminated by the Fund’s Trustees.

A registration statement relating to Pax Large Cap Fund, Pax Core Bond Fund and Pax ESG Beta Dividend Fund (the “New Funds”) has been filed with the U.S. Securities and Exchange Commission, but such registration statement has not yet become effective. We may not sell shares of the New Funds until the registration statement is effective. This Supplement relates only to Pax Balanced Fund and is not an offer to sell securities of the New Funds and is not soliciting an offer to buy securities of the New Funds in any state where the offer or sale is not permitted.

The table under the section entitled “Example of Expenses” is replaced with the following:

	1 year	3 years	5 years	10 years
Institutional Class	$67	$213	$372	$834
Individual Investor Class	$93	$292	$508	$1,130
Class R	$118	$371	$643	$1,419

Pages 26-27
The second and third full paragraphs under the section entitled “Principal Investment Strategies are replaced with the following:

The Balanced Fund uses a team approach to allocate among multiple underlying funds managed by the Adviser (“Underlying Funds”) in order to seek to achieve its investment objectives. The Adviser will allocate the Fund’s assets among Underlying Funds in its sole discretion.  Under normal market conditions, the Balanced Fund expects to invest (directly or indirectly through the use of Underlying Funds) approximately 60–75% of its assets in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) and 25–40% of its assets in debt securities (including but not limited to debt securities convertible into equity securities).

The Balanced Fund’s fund-of-funds approach is designed to achieve lower volatility by combining complementary investment approaches. Allocation of assets among Underlying Funds is based on such factors as prudent diversification principles, the Adviser’s general market outlooks (both domestic and global), historical performance, valuations and other economic factors. The Adviser may periodically adjust asset allocations to favor those Underlying Funds that it believes will provide the most favorable outlook for achieving the Fund’s investment objective. The Adviser may periodically adjust the Fund’s asset allocations at any time without notice to shareholders and without shareholder approval.

With respect to the fixed income portion of its investment portfolio, the Fund may, through Underlying Funds, be indirectly invested in (i) securities issued by the U.S. government, its agencies and instrumentalities, (ii) corporate bonds and asset backed securities of all types (including mortgage-backed securities), and (iii) securities of foreign issuers. The Fund may indirectly hold fixed income securities of any rating, including junk bonds (e.g., securities rated lower than BBB- by Standard & Poor’s Ratings Group or Baa by Moody’s Investors Service or unrated securities of comparable quality as determined by the Adviser), though it is not currently anticipated that the Fund will indirectly hold more than 20% of its assets in junk bonds. The Underlying Fund to be utilized for the fixed income portion of the Fund includes, but is not limited to, Pax Core Bond Fund.

A registration statement relating to Pax Large Cap Fund, Pax Core Bond Fund and Pax ESG Beta Dividend Fund (the “New Funds”) has been filed with the U.S. Securities and Exchange Commission, but such registration statement has not yet become effective. We may not sell shares of the New Funds until the registration statement is effective. This Supplement relates only to Pax Balanced Fund and is not an offer to sell securities of the New Funds and is not soliciting an offer to buy securities of the New Funds in any state where the offer or sale is not permitted.

With respect to the equity portion of its investment portfolio, the Fund may, through Underlying Funds, be indirectly invested in securities of companies with any market capitalization. The Underlying Funds to be utilized for the equity portion of the Fund include, but are not limited to, Pax Large Cap Fund, Pax ESG Beta Dividend Fund, Pax Mid Cap Fund, and Pax MSCI International ESG Index Fund.

Page 84-86
The Section entitled “Principal Investment Strategies” is replaced in its entirety with the following:

The Balanced Fund follows a sustainable investing approach, combining rigorous financial analysis with equally rigorous environmental, social and governance (ESG) analysis in order to identify investments. Under normal market conditions, the Balanced Fund expects to invest (directly or indirectly through the use of Underlying Funds) approximately 60–75% of its assets in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) and 25–40% of its assets in debt securities (including but not limited to debt securities convertible into equity securities). However, depending on market conditions, the equity portion of the Balanced Fund’s portfolio may range from 50% to 75% of its assets and the debt portion of the Balanced Fund’s portfolio may range from 25% to 50% of its assets.

With respect to the equity portion of its investment portfolio, the Balanced Fund may, through Underlying Funds, be indirectly invested in securities of companies with any market capitalization. The large cap portion of its equity portfolio, to which the portfolio management team intends to allocate a majority of its equity assets, is focused on core growth stocks believed by the management team to offer competitive risk-adjusted returns over the long term. This portion of the portfolio may include investments in Underlying Funds that focus on dividend paying securities that the Adviser believes to offer above average growth potential while offering the potential for reduced volatility. The Fund also holds a portion of its equity assets in Underlying Funds that focus their investments on securities of mid- and small-cap companies that the management team believes to be attractively valued and have the potential to produce superior risk-adjusted returns over the long term. The Underlying Funds to be utilized for the equity portion of the Fund include, but are not limited to, Pax Large Cap Fund, Pax ESG Beta Dividend Fund, Pax Mid Cap Fund, and Pax MSCI International ESG Index Fund.

With respect to the debt portion of the portfolio, the Balanced Fund intends to invest, through Underlying Funds, primarily in obligations, including mortgage-related securities issued or guaranteed by the United States government or its agencies and instrumentalities and corporate bonds that are, at the time of purchase, rated at least investment grade (rated BBB- or higher by Standard & Poor’s Ratings Group or Baa or higher by Moody’s Investors Service) or unrated and determined by the Adviser to be of comparable quality. However, the Fund may indirectly hold fixed income securities of any rating, including junk bonds (e.g., securities rated lower than BBB- by Standard & Poor’s Ratings Group or Baa by Moody’s Investors Service or unrated securities of comparable quality as determined by the Adviser), though it is not currently anticipated that the Fund will indirectly hold more than 20% of its assets in junk bonds. The Underlying Fund to be utilized for the fixed income portion of the Fund includes, but is not limited to, Pax Core Bond Fund.

A registration statement relating to Pax Large Cap Fund, Pax Core Bond Fund and Pax ESG Beta Dividend Fund (the “New Funds”) has been filed with the U.S. Securities and Exchange Commission, but such registration statement has not yet become effective. We may not sell shares of the New Funds until the registration statement is effective. This Supplement relates only to Pax Balanced Fund and is not an offer to sell securities of the New Funds and is not soliciting an offer to buy securities of the New Funds in any state where the offer or sale is not permitted.

The Balanced Fund’s portfolio managers use both qualitative analysis and quantitative techniques when allocating the Balanced Fund’s assets between Underlying Funds investing in equity securities and debt securities within the above-described ranges. The Balanced Fund’s portfolio managers may (but are not required to) sell a particular Underlying Fund if any of the original reasons for purchase change materially, in response to adverse market conditions, when a more attractive investment is identified, or in order to meet redemption requests.

The Balanced Fund may, directly or indirectly, invest up to 45% of its assets in securities of non-U.S. issuers, including American Depositary Receipts (“ADRs”). The Balanced Fund may invest, directly or indirectly, no more than 25% of its assets in securities of non-U.S. issuers other than ADRs. The Balanced Fund’s investments in securities of non-U.S. issuers may include investments in emerging markets.

The Balanced Fund may utilize derivatives, including but not limited to repurchase agreements, foreign currency exchange contracts, options and futures contracts, for hedging and for investment purposes.

In response to unfavorable market and other conditions, the Balanced Fund may deviate from its principal investment strategies by making temporary investments of some or all of its assets in high quality debt securities, cash and cash equivalents. The Balanced Fund may not achieve its investment objectives if it does so.

Except as otherwise noted in this Prospectus or the Statement of Additional Information, the Balanced Fund’s investment policies are not fundamental and may be changed without a vote of shareholders.

In making the determination to vary the Balanced Fund’s asset allocation, the portfolio managers consider various quantitative and qualitative data relating to the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of the economy, information relating to business cycles, borrowing trends and the cost of capital and political trends. The portfolio managers retain the flexibility to reallocate the Balanced Fund’s assets or to vary allocations based on their ongoing analyses of the equity and fixed income markets, although these tactical shifts are not expected to be large or frequent in nature.

A registration statement relating to Pax Large Cap Fund, Pax Core Bond Fund and Pax ESG Beta Dividend Fund (the “New Funds”) has been filed with the U.S. Securities and Exchange Commission, but such registration statement has not yet become effective. We may not sell shares of the New Funds until the registration statement is effective. This Supplement relates only to Pax Balanced Fund and is not an offer to sell securities of the New Funds and is not soliciting an offer to buy securities of the New Funds in any state where the offer or sale is not permitted.

Sustainable Investing. The Balanced Fund seeks to invest (directly or indirectly through Underlying Funds) in forward-thinking companies with sustainable business models that meet positive environmental, social and governance standards. Please see “Sustainable Investing” below.

STATEMENT OF ADDITIONAL INFORMATION

The first sentence of the section entitled “Investment Philosophy” is replaced with the following:

The Mid Cap Fund, the Small Cap Fund, the Balanced Fund, the International Index Fund, the Global Environmental Markets Fund, the ESG Beta Quality Fund and the High Yield Bond Fund (the “Pax World Funds”) pursue a sustainable investing approach— investing (directly or indirectly through the use of Underlying Funds) in forward-thinking companies with more sustainable business models.

A registration statement relating to Pax Large Cap Fund, Pax Core Bond Fund and Pax ESG Beta Dividend Fund (the “New Funds”) has been filed with the U.S. Securities and Exchange Commission, but such registration statement has not yet become effective. We may not sell shares of the New Funds until the registration statement is effective. This Supplement relates only to Pax Balanced Fund and is not an offer to sell securities of the New Funds and is not soliciting an offer to buy securities of the New Funds in any state where the offer or sale is not permitted.